Exhibit 10.12

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT
BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT
TREATS AS PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION HAS BEEN
MARKED WITH “[***].”

Project Plan #1

Los Angeles, California

This Project Plan #1 (this “Project Plan”) is dated February 3, 2022 (“Effective Date”) between Uber Technologies Inc., a Delaware corporation with its principal place of business at 1515 3rd Street, San Francisco, California 94158 (“Uber”), and Serve Robotics, Inc., a Delaware corporation, with its principal place of business at 730 Broadway, Redwood City, CA 94063 (“Company”). The Company and Uber are each a “Party” and together the “Parties”.

I.	Overview:

The Company and Uber are parties to that certain Master Framework Agreement dated September 3, 2021 (the “Framework Agreement”) in connection with a project to take place in Los Angeles, California (the “Los Angeles Pilot”) in accordance with the terms set forth below. This Project Plan is entered into pursuant to, and governed by, the terms of the Framework Agreement, except as expressly set forth herein, and it constitutes a separate enforceable agreement from any other executed Project Plan.  A provision in this Project Plan may only override a provision of the Framework Agreement if it explicitly references the Framework Agreement and the specific provision being overridden (i.e., a general reference is not sufficient to override a provision of the Framework Agreement). All capitalized terms not defined in this Project Plan will have the meanings set forth in the Framework Agreement.

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II.	Term:

Unless earlier terminated in accordance with the Framework Agreement or superseded by a subsequent Project Plan, the term of this Project Plan shall begin on the Effective Date and shall continue until the date that is 12 months following the Effective Date (the “Los Angeles Term”).

III.	Timeframe and Key Milestones of the Los Angeles Pilot

Throughout the Los Angeles Term, the Parties shall meet on a monthly basis, or upon either Party’s reasonable request, to discuss and agree to completion dates for key milestones and other Project Plan activities.

Prior to the commencement of deliveries to non-Company or non-Uber employee Delivery Recipients, (i) the Company shall submit its Safety Plan as outlined in Exhibit A of the Framework Agreement, [***].

IV.	Regulatory

In addition to each Party’s obligations as described in Section 4 of the Framework Agreement, the Parties will maintain separate and independent relationships with federal government agencies and government agencies in California including, but not limited to, the State of California, the California Department of Transportation, Los Angeles County, and the City of Los Angeles.

The Parties will coordinate on such engagement as reasonably appropriate and feasible.

V.	Pilot Communications and Community Outreach

Notwithstanding Section 13.2 of the Framework Agreement (Publicity), once a public announcement regarding a particular objective or milestone of the Los Angeles Pilot or Project Plan has been expressly permitted by both Parties and published publicly, each Party may make public comments it deems necessary and reasonable with respect to its own activities in support of that objective or milestone, subject to any applicable obligations of confidentiality.

Prior to any new and material community engagement, Serve will notify Uber of its strategy for communication and outreach to community stakeholders, including police, emergency services and first responders in the Operating Area.

VI.	On-Robot Branding or Marketing

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VII.	Los Angeles Pilot Location

The initial operating area and subsequent expansion area(s) including, but not limited to, order pick-up and drop-off areas shall be based on mutual analysis, will be geographically defined and mutually agreed upon (“Operating Area”).

The area indicated on Exhibit C shall be the primary target for the initial Operating Area.

VIII.	Delivery Robots

Uber will facilitate the creation of accounts that allow for ten (10) Delivery Robots to perform concurrent deliveries on the Uber Platform in the Operating Area during the Los Angeles Pilot (“Vehicle Number”). The Company shall have sole discretion as to which of its Delivery Robots will perform deliveries pursuant to those accounts at any given time. During the Los Angeles Pilot, if the Company desires to increase the Vehicle Number, prior written approval of Uber is required. When onboarding these first ten (10) Company Delivery Robot accounts on the Uber Driver App, the Parties will onboard five (5) Delivery Robot accounts as “walkers” and five (5) Delivery Robot accounts as “bikers”, with such onboarding and configurations to be updated from time to time by mutual agreement.

IX.        Delivery Robot Change Notifications

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X.	Active and Suspended Operating Hours

Operating hours and daily schedule will be mutually agreed upon by the Company and Uber. The Company and Uber will consult on operating hours to enable the Delivery Robots to operate at times that allow the Parties to gather data to support the mutually agreed upon KPIs.

Uber shall be permitted to reduce or suspend operations in its reasonable discretion for interfering events beyond Uber’s reasonable control either (i) affecting operations on a company-wide basis (e.g., events affecting autonomous and non-autonomous business activities), or (ii) affecting only the Los Angeles Pilot. An interfering event may include, but shall not be limited to, interruption in the Uber Service or Uber Platform, labor controversy, weather related interference, mass disturbance or public threat. If any interfering event occurs during the Los Angeles Pilot, Uber may, at its reasonable election, automatically suspend all activities under this Project Plan for the duration of the interfering event.

XI.	Delivery Recipients

Uber, in its sole discretion, will determine the in-app user experience allowing a Delivery Recipient, as defined in the Framework Agreement, to receive a delivery from a Delivery Robot.

XII.	Safety Plan and Incident Response Plan

[***] a detailed Safety Plan to identify, monitor, and mitigate safety risks associated with conducting the Los Angeles Pilot, which shall be attached hereto as Exhibit A and incorporated herein upon Uber’s review and written approval of the Company Safety Plan (the “Safety Plan”).

XIII.	Delivery Customer Service

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XIV.	Pricing and Payment

Delivery pricing and payment shall be in accordance with Section 3.2 and Schedule 1 to Exhibit D of the Framework Agreement. [***].

XV.	Performance Levels

The Parties have jointly discussed and mutually agreed to the key performance indicators (“KPIs”) for the Los Angeles Pilot, included as Exhibit B (Key Performance Indicators) and the KPI Metric Goals, as listed in Exhibit B (“KPI Metric Goals”). Such KPIs and KPI Metric Goals may be updated from time to time by mutual agreement. [***].

XVI.	Utilization Targets

[***].

XVII.	Data Reporting

During the Los Angeles Term, Uber will provide to the Company certain Data regarding the Delivery Robots at the granularity and report frequency as follows:

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XVIII.	PII

Uber may provide certain Delivery Recipient Information to the Company in connection with such Delivery Recipient’s request for, and use of, services via the Uber Platform. [***].

Pursuant to Section 11.3 of the Framework Agreement, in the event that one Party discloses PII to the other Party, such PII is the Confidential Information and Data of such Party, and is subject to the obligations of Sections 11.1 (“Confidentiality”) and 11.2 (“Data Protection”) of the Framework Agreement.

The Company’s processing of any Uber Personal Data is further subject to the terms and conditions set forth in the Uber Data Processing Agreement, which is Exhibit B to the Master Framework Agreement (“DPA”). [***].

XIX.	Use of Cameras or Other Video or Audio Recording Devices

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XX.	Insurance Requirements

A.           The Company agrees to maintain during the term of this Project Plan commercial insurance (i) as detailed below, and (ii) that provides protection against bodily injury and property damage to third parties at levels of coverage that satisfy all current and future applicable laws in the mutually agreed areas of operation under this Project Plan (“Operating Area”). The Company agrees to provide Uber and its Affiliates a certificate of insurance confirming this coverage is in force prior to deployment of the Delivery Robots on the Uber Platform and upon written request. Such insurance shall be primary to and non-contributory with any insurance maintained by Uber, and shall not be canceled or materially reduced without thirty (30) days prior written notice to Uber.  [***].

B.            [***].

C.            [***].

D.            [***].

E.             [***].

F.             The Company agrees that if any subcontractor or independent contractor is used to fulfill this contract, they or the Company on their behalf, shall carry the same coverages and limits of insurance outlined herein, including with respect to workers’ compensation insurance. It shall be the Company’s responsibility to ensure compliance of this requirement.

XXI.	Technical Integration and APIs

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[Signature page follows.]

IN WITNESS WHEREOF, the Parties have caused this Project Plan to be executed by their duly authorized representatives as of the date first written above.

UBER TECHNOLOGIES INC.

By:	/s/ Sarfraz Maredia
Name:	Sarfraz Maredia
Title:	VP, Uber Eats
Date:	February 3, 2022

SERVE ROBOTICS, INC.

By:	/s/ Ali Kashani
Name:	Ali Kashani
Title:	Co-founder & CEO
Date:	February 3, 2022

Exhibit A

Safety Plan

Exhibit B

Project Plan Key Performance Indicators

KPIs will be measured separately for Delivery Robots onboarded as “walkers” and Delivery Robots onboarded as “bikers”.

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Exhibit C

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